Exhibit 99.2 Fourth Quarter and Full Year 2018 February 13, 2019

Fourth Quarter Takeaways MODEST TOP‐LINE  GROWTH(1) DELIVERING SOLID  in challenging talent  PROFITS  supply environment Earnings from Operations  Revenue down 0.5%;  up 16.7% to $33.1 million Up 0.6% in constant  currency(1) FOCUSING ON OUR  FUTURE Aligning resources with  growth Divested legal staffing  and solutions business to  further refine our focus  ----- 2 (1)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates.

Fourth Quarter 2018 Financial Summary Constant  Currency  Actual Results Change Change(1) Revenue $1.4B (0.5%) 0.6% GP % 18.0%     (50) bps Earnings from Operations $33.1M 16.7% 18.2% ROS %2.3%30        bps EPS ($0.62) ($1.07) • Revenue growth in constant currency reflects modest growth in Americas Staffing and Global Talent  Solutions (GTS) in the face of a challenging talent environment in the U.S., partially offset by lower  revenue in International Staffing • GP rate declines on higher employee related costs in Americas Staffing and GTS and the impact of  customer mix in International Staffing partially offset by structural progress in GTS GP rates • Earnings from operations is better than last year as lower performance based compensation and  expense control efforts deliver an improving expense leverage • EPS includes $1.49 unfavorable non‐cash impact from loss on equity investment due to adoption of a  required accounting standard effective in Q1 2018 ----- (1)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 3

Fourth Quarter 2018 Financial Summary (Excluding Loss on Investment in Persol Holdings and 2017 U.S. Tax Law Impact) Constant  Currency  Actual Results Change Change(2) Revenue $1.4B (0.5%) 0.6% GP % 18.0%     (50) bps Earnings from Operations $33.1M 16.7% 18.2% ROS % 2.3%       30 bps EPS(1) $0.87$         0.07 • Revenue growth in constant currency reflects modest growth in Americas Staffing and GTS in the face of  a challenging talent environment in the U.S., partially offset by lower revenue in International Staffing • GP rate declines on higher employee related costs in Americas Staffing and GTS and the impact of  customer mix in International Staffing partially offset by structural progress in GTS GP rates • Earnings from operations is better than last year as lower performance based compensation and  expense control efforts deliver an improving expense leverage • EPS improves as strong conversion rate improvements offset declines in GP ----- (1)Change excludes: - 2018 loss on investment in Persol Holdings of $83.2 million, $57.8 million net of income tax benefit or $1.49 per share; and - 2017 U.S. tax law change of $13.9 million, or $0.35 per share, represents the impact of revaluing net deferred tax assets. (2)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 4

Full Year 2018 Financial Summary Constant  Currency  Actual Results Change Change(1) Revenue $5.5B 2.6% 2.2% GP % 17.6%     (20) bps Earnings from Operations $87.4M 5.0% 4.0% ROS %1.6%10        bps EPS $0.58 ($1.23) • Revenue increase reflects growth in Americas Staffing and International Staffing and flat results in GTS • GP rate declines on higher employee related costs in Americas Staffing and GTS and the impact of  customer mix in International Staffing partially offset by structural progress in GTS GP rates • Earnings from operations is better than last year due to lower performance based compensation and  expense control efforts • EPS includes $1.69 unfavorable non‐cash impact from loss on equity investment due to adoption of a  required accounting standard effective in Q1 2018 ----- (1)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 5

Full Year 2018 Financial Summary (Excluding Loss on Investment in Persol Holdings, 2017 U.S. Tax Law Impact, and Restructuring) Constant  Currency  Actual Results Change Change(2) Revenue $5.5B 2.6% 2.2% GP % 17.6%     (20) bps Earnings from Operations $87.4M 2.1% 1.1% ROS % 1.6%              ‐ EPS(1) $2.27$         0.07 • Revenue increase reflects growth in Americas Staffing and International Staffing and flat results in GTS • GP rate declines on higher employee related costs in Americas Staffing and GTS and the impact of  customer mix in International Staffing partially offset by structural progress in GTS GP rates • Earnings from operations is better than last year due to lower performance based compensation and  expense control efforts • EPS improves on modest top‐line improvement ----- (1)Change excludes: - 2018 loss on investment in Persol Holdings of $96.2 million, $66.8 million net of income tax benefit or $1.69 per share; - 2017 U.S. tax law change of $13.9 million, or $0.35 per share, represents the impact of revaluing net deferred tax assets; and - 2017 restructuring charges of $2.4 million, $1.7 million net of tax, or $0.04 per share in Q1 2017. (2)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 6

Fourth Quarter 2018 EPS Summary $ in Millions except per share data Fourth Quarter 2018 2017 Amount Per Share Amount Per Share Net earnings (loss)  $      (23.9)  $    (0.62)  $       17.7  $       0.45  Loss on investment in Persol Holdings, net of taxes(1)            57.8          1.49             ‐             ‐ 2017 U.S. tax law change(2)              ‐             ‐          13.9          0.35 Adjusted net earnings  $         33.9  $       0.87  $       31.6  $       0.80  • As adjusted, net earnings and EPS improve as improving earnings from operations are partially offset by  higher income tax expense  ----- (1)Loss on investment in Persol Holdings of $83.2 million, $57.8 million net of tax expense or $1.49 per share in Q4 2018. (2)2017 U.S. tax law change of $13.9 million, or $0.35 per share, represents the impact of revaluing net deferred tax assets. 7

Full Year 2018 EPS Summary $ in Millions except per share data Full Year 2018 2017 Amount Per Share Amount Per Share Net earnings  $         22.9  $       0.58  $       71.6  $       1.81  Loss on investment in Persol Holdings, net of taxes(1)            66.8          1.69             ‐             ‐ 2017 U.S. tax law change(2)              ‐             ‐          13.9          0.35 Restructuring charges, net of taxes(3)              ‐             ‐            1.7          0.04 Adjusted net earnings  $         89.7  $      2.27  $       87.2  $       2.20  • As adjusted, net earnings and EPS improve as improving earnings from operations and higher equity  earnings in the PersolKelly APAC JV are partially offset by a higher income tax expense  ----- (1)Loss on investment in Persol Holdings of $96.2 million, $66.8 million net of tax expense or $1.69 per share in Q4 2018. (2)2017 U.S. tax law change of $13.9 million, or $0.35 per share, represents the impact of revaluing net deferred tax assets. (3)2017 restructuring charges of $2.4 million, $1.7 million net of tax, or $0.04 per share in Q1 2017. 8

Fourth Quarter 2018 Revenue Growth Revenue Mix by Segment Revenue Growth by Segment Reported Constant Currency 4% 2% 1.4% 0.8% 0.6% 0.3% 36% 0.0% 46% 0% -0.5% -2% -1.4% 19% -4% -5.0% -6% Total Americas Global Talent International Americas Staffing International Staffing Global Talent Solutions Staffing Solutions Staffing • Americas Staffing revenue reflects continuing growth in KES partially offset by declines in Commercial  and PT specialties in the face of talent supply challenges in the U.S. • GTS revenue reflects higher revenue in outsourced solutions offset by declines in centrally delivered  staffing • International Staffing revenue declined in Western Europe 9

Fourth Quarter 2018 Gross Profit Growth Gross Profit Mix by Segment Gross Profit Growth by Segment Reported Constant Currency 10% 5% 39% 47% 0% -1.5% -2.3% -2.0% -2.2%-1.7% -5% -3.3% -6.3% 15% -10% -9.8% -15% Total Americas Global Talent International Americas Staffing International Staffing Global Talent Solutions Staffing Solutions Staffing • Americas Staffing year over year comparisons reflects higher employee related costs and unfavorable  customer mix • GTS GP reflects higher employee related costs partially offset by structural rate improvement • International Staffing reflects declines in GP rate related to customer mix, partially offset by higher perm  fees 10

Fourth Quarter 2018 Gross Profit Rate 20.0% 19.5% 19.0% 18.5% 18.5% (20 bps) 18.0% 18.0% (20 bps) (10 bps) 17.5% 17.0% 16.5% 16.0% 15.5% 15.0% Q4 2017 GP Rate Americas International Global Talent Q4 2018 GP Rate Staffing Staffing Solutions • Americas Staffing GP rate was negatively impacted by higher employee related costs and  unfavorable customer mix • International Staffing GP rate was negatively impacted by customer mix • GTS GP rates reflects higher employee related costs partially offset by structural GP rate  improvement from product mix • Perm fees growth continued, although at a slower pace, and did not have an impact on the  overall GP rate  11

Fourth Quarter 2018 SG&A $ in Millions $250 $240 $235 $230 ($5) ($3) $221 ($3) $220 ($2) ($1) $210 $200 $190 Q4 2017 SG&A Corporate Americas Global Talent FX International Q4 2018 SG&A Staffing Solutions Staffing • Corporate expense decrease primarily reflects lower performance based compensation • Americas Staffing expenses were down due to lower performance based compensation and  effective cost management • GTS expense reflects lower performance based compensation and continued cost  management 12

Fourth Quarter 2018 Conversion Rate $ in Millions 2018 2017 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing $            118.8 $               28.4 23.9%$             121.2 $               27.8 22.8%       110 Global Talent Solutions                  99.3                  26.8 27.0%                101.5                  25.6 25.3%       170 International Staffing                  36.9                    3.8 10.2%                  41.0                    5.6 13.8%      (360) Total Company $            254.4 $               33.1 13.0%$             263.0 $               28.4 10.8%       220 • Americas Staffing and GTS conversion rate reflects slowing GP and effective cost management • International Staffing conversion rate reflects declining GP partially offset by effective cost  management • Total Company conversion rate improvement reflects the impact of effective cost  management, including lower performance based compensation, in response to GP declines ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 13

Full Year 2018 Conversion Rate $ in Millions 2018 2017 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing $            441.3 $               77.1 17.5%$             429.1 $               82.7 19.3%      (180) Global Talent Solutions                381.1                  84.6 22.2%                373.7                  77.0 20.6%       160 International Staffing                152.3                  20.0 13.2%                153.7                  22.1 14.4%      (120) Total Company $            972.2 $               87.4 9.0%$             954.1 $               83.3 8.7%          30 • Americas Staffing reflects the impact of higher expenses • GTS conversion rate reflects modest GP growth and effective cost management • International Staffing conversion rate reflects GP declines • Total Company conversion rate improvement reflects effective cost management, including  lower performance based compensation, in response to slow top line growth and modest GP  rate declines. Also, total Company conversion rate includes a favorable impact of 2017  restructuring charges ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 14

Full Year 2018 Conversion Rate (Excluding Restructuring) $ in Millions 2018 2017 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops(2) Rate(1) (bps) Americas Staffing $            441.3 $               77.1 17.5%$             429.1 $               83.1 19.3%      (180) Global Talent Solutions                381.1                  84.6 22.2%                373.7                  79.0 21.1%       110 International Staffing                152.3                  20.0 13.2%                153.7                  22.1 14.4%      (120) Total Company $            972.2 $               87.4 9.0%$             954.1 $               85.7 9.0%        ‐ • Americas Staffing reflects the impact of higher expenses • GTS conversion rate reflects modest GP growth and effective cost management • International Staffing conversion rate reflects GP declines • Total Company conversion rate is flat and reflects the impact of effective cost management,  including lower performance based compensation, in response to slow top line growth and  modest GP rate declines ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. (2)Excludes $2.4 million of restructuring charges in Q1 2017. 15

Fourth Quarter 2018 Balance Sheet Data $ in Millions Accounts Receivable Net Debt $1,400 $40 $1,291 $1,294 $1,293 $1,300 $1,287 $1,249 $33 $1,200 $1,100 $1,000 $20 $900 $800 $10 $700 $8 $600 $2 $2 $500 $0 2017 2018 Q1 2018 Q2 2018 Q3 2018 2017 2018 Q1 2018 Q2 2018 Q3 2018 • DSO is in line with Q4 2017 and down from Q3 2018 due to seasonality • Quarter end debt was $2 million compared to $10 million at year end 16

2019 Outlook – Full Year  Reported Revenue from up 3.5% to 5.5% YOY • 50 basis point unfavorable impact due to currency • 50 basis points unfavorable impact from the sale of our legal staffing and  solutions business at the end of 2018 • Growth rates expected to improve progressively throughout the year  • Includes inorganic growth from recent acquisitions expected to add 2‐3%  of revenue growth  Gross profit rate up YOY • Includes acceleration expected from recent acquisitions  SG&A up 4% to 6% YOY, including additional performance based  incentive compensation and investment in technology and efficiency  initiatives • Includes 2‐3% of expense growth from recent acquisitions, including  additional organic investment and amortization of purchased intangible  assets  Overall, conversion rate expected to improve 17

Kelly Strategic M&A Actions: 2016 - Present


July 2016
Kelly and Persol form a JV combining the staffing operations in APAC
Sept. 2017
Kelly acquires Teachers On Call
April 2018
Kelly sells Kelly Healthcare Resources to InGenesis
July 2018
Kelly Innovation Fund invests in Kenzie Academy
Aug. 2018
Kelly invests in BTG
Dec. 2018
Kelly sells Kelly Legal Managed Services to Trustpoint.One
Jan. 2019
Kelly acquires Global Technology Associates, LLC (GTA)
Jan. 2019
Kelly acquires NextGen Global Resources, LLC (NextGen)
2016
2017
2018
2019

"We are focusing our efforts and investment dollars in order to accelerate our strategic intent to become a Specialty Talent Solutions Provider. As part of that strategic path forward, we will aggressively pursue investments in our specialty areas in order to provide Kelly with a solid platform for high-margin growth."

George Corona, President & CEO, Kelly Services

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Recent Acquisitions: NextGen & GTA  Leading provider of telecommunications, wireless, and connected  technology staffing solutions to Fortune 500 companies   Works side‐by‐side with clients, across the U.S. and in select global  markets, to meet the staffing challenges of the ever‐changing tech  landscape  Leading provider of engineering, technology, and business consulting  solutions and services in the telecommunication industry  Provides telecommunication network design, implementation,  testing optimization, and software development services  Couples high‐value engineering, technology, and business consulting  services with proprietary software products and solutions 19

Developments and Initiatives Driving Improvement  Acquired a minority equity interest in BTG, a U.S.‐based marketplace  that connects highly skilled independent talent to some of the  world’s largest businesses, in September 2018  Aligns with Kelly’s passion for empowering the future of  independent work  Seed funding provided to Kenzie Academy, a tech apprenticeship  program that develops modern tech workers  Inaugural investment from the Kelly Innovation Fund in Q2 2018  Formed partnership with InGenesis in sale of U.S. healthcare staffing  business in Q1 2018  Partnership allowed Kelly to monetize business and deploy resources  towards other areas where Kelly has scale or specialization 20

Non-GAAP Measures Management believes that the non‐GAAP (Generally Accepted Accounting Principles) information excluding  the 2018 loss on investment in Persol Holdings, the effect of the 2017 U.S. tax law change and the 2017  restructuring charges is useful to understand the Company's fiscal 2018 financial performance and increases  comparability. Specifically, Management believes that removing the impact of these items allows for a  more meaningful comparison of current period operating performance with the operating results of prior  periods. These non‐GAAP measures may have limitations as analytical tools because they exclude items  which can have a material impact on cash flow and earnings per share. As a result, Management considers  these measures, along with reported results, when it reviews and evaluates the Company's financial  performance. Management believes that these measures provide greater transparency to investors and  provide insight into how Management is evaluating the Company's financial performance.  Non‐GAAP  measures should not be considered a substitute for, or superior to, measures of financial performance  prepared in accordance with GAAP. A reconciliation to the most comparable GAAP measures is included  with our earnings release dated February 13, 2019 and is available on our Investor Relations website. 21

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti‐corruption, trade protection and other laws and regulations, availability of qualified full‐time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment‐related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward‐looking statements contained herein, and we have no intention to update these statements. 22